COMMON STOCK AND WARRANT PURCHASE AGREEMENT

THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of January 4, 2008, by and among CHINA POWER EQUIPMENT, INC., a Maryland corporation (the "Company"), with headquarters located at YASEN INDUSTRY CENTER, 4TH FLOOR, NO.15 GAO XIN 6TH ROAD , HI-TECH INDUSTRIAL DEVELOPMENT ZONE , XI'AN, SHAANXI, CHINA 710075 , and the purchasers (collectively, the "Purchasers" and each a "Purchaser") set forth on Schedule 1 hereof, with regard to the following:

RECITALS

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") and/or Regulation S, as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

B. The Purchasers desire to (a) purchase, upon the terms and conditions stated in this Agreement, shares of the Company's Common Stock, $.001 par value per share (the "Common Stock") and (b) purchase, upon the terms and conditions stated in this Agreement, the Common Stock Purchase Warrants (the "Warrants") to purchase shares of the Company’s Common Stock, in the form attached hereto as Exhibit A. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares." The Common Stock, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities". The Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder, are hereinafter referred to as the "Transaction Documents.”

AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

1.1  Purchase of Common Stock and Warrants. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Common Stock and Warrants shall be consummated in a "Closing." The purchase price (the "Purchase Price"), ONE HUNDRED THOUSAND DOLLARS ($100,000.00), receipt of which is hereby acknowledged for 434,800 shares of Common Stock and Warrants to purchase 434,800 shares of common stock with an exercise price of $ 1.00 per share at the option of the Purchaser. On the date of the Closing, subject to the satisfaction or waiver of the conditions set forth in ARTICLES VI and VII hereof, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of Securities set forth on Schedule 1 hereto. Each Purchaser's obligation to purchase Securities hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the number of Securities set forth on Schedule 1 hereto. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser.

1.2  Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in ARTICLES VI and VII below, the date and time of the issuance, sale and purchase of the Common Stock and Warrants pursuant to this Agreement shall be at 10:00 a.m. New York time, on January 4, 2007.

ARTICLE II
PURCHASER'S REPRESENTATIONS AND
WARRANTIES

Each Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing, severally and not jointly with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser that the following statements are true and correct:

2.1  Investment Purpose. Purchaser is purchasing the Common Stock and the Warrants for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer its Common Stock, Warrants or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the terms of the Company’s Articles of Incorporation setting forth the designation, rights and preferences of the Common Stock (the “Charter”) and the terms of the Warrants set forth in the certificate evidencing the Warrants (the “Warrant Certificate”).

2.2  Accredited Investor/"Non-U.S." Person Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D as provided in Exhibit B hereto or Purchaser is a “non-U.S.” Person as defined under Rule 902 of Regulation S.

2.3  Reliance on Exemptions. Purchaser understands that the Common Stock and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Common Shares and Warrants.

2.4  General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement ,including, without limitation, as a result of the filing of the registration statement on form SB-2 filed with the SEC on November 13, 2007. Purchaser became interested in the private placement through its substantive, pre-existing relationship with the Company or direct contact by the Company or its agents and not as a result of the filing of such registration statement.

2.5  Information. Purchaser has been afforded the opportunity to ask questions of the Company, was permitted to meet with the Company's officers and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries. Except for the answers received by Purchaser as a result of inquiries made by Purchaser to Company officers, and except as otherwise provided in this Agreement, the Purchaser is not relying upon any information, representations or warranties of any other party. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in ARTICLE III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

2.6  Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2.7  Transfer or Resale. Purchaser understands that (i) except as provided in the Charter and the Warrant Certificate, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, and (iii) the Company is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Charter and the Warrant Certificate).

2.8  No Directed Selling Efforts. Neither Purchaser, nor any of his affiliates, nor any person acting on its behalf or any behalf of any such affiliate, has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Securities or Common Stock, including but not limited to effecting any sale or short sale of the Company’s securities through Purchaser or any of his affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a “Directed Selling Effort”). To the best knowledge of the undersigned, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the 1933 Act, and the Securities are being purchased for investment purposes by Purchaser. Purchaser agrees that all offers and sales of the Common Stock from the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. Purchaser and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

2.9  Legends. Purchaser understands that, subject to ARTICLE V hereof, the certificate for the Common Stock and the Warrant Certificate and, until such time as the Warrant Shares have been registered under the Securities Act or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in ARTICLE V hereof), the certificates for the Common Stock and the Warrant Shares will bear a restrictive legend (the "Legend"), which will include language in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

2.10  Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors, or by other equitable principles of general application.

2.11  Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

2.12  Hedging Transactions. Purchaser does not have an existing short position with respect to the Company’s Common Stock.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing that the following statements are true and correct, except as set forth on the disclosure schedules, if any, attached hereto as Schedule 2 (the "Company Disclosure Schedules").

Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby.

3.1  Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform under the Transaction Documents, and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof and in accordance with the terms and conditions of the Securities; (b) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Stock, the Warrants and Warrant Shares, and the reservation for issuance of the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other Person is required with respect to any of the transactions contemplated hereby or thereby; (c)  this Agreement, the Common Stock, and the Warrants have been duly executed and delivered by the Company; and (d) this Agreement, the Common Stock, and the Warrants constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution may be limited by federal or state securities laws. "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, entity or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency or department thereof).

3.2  Capitalization. There are currently 110,000,000 shares of authorized capital stock with 100,000,000 shares of Common Stock authorized and 10 million shares of preferred stock authorized. There are currently 10,451,613 shares of Common Stock outstanding and 92,500 shares of preferred stock outstanding. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Common Stock and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3 hereof, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) issuance of the Securities will not trigger anti-dilution rights for any other outstanding or authorized securities of the Company, (iii) up until the date of effectiveness of a registration statement registering the re-sale of the Securities, there will be no more than 20 million shares of common stock outstanding on a fully diluted basis, and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except for the provisions sets forth in the Charter and the Warrant Certificate). The Company has made available to Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "By-laws"). The Company has set forth on Schedule 3 hereof all instruments and agreements (other than the Articles of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

3.3  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) do not and will not (a) result in a violation of the Articles of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected (except for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents. Neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, could reasonably be expected to put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Charter and Warrant Certificate, (B) filing of a Form D with the SEC, and (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof or thereof.

3.4  Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws, and (iii) any consent, action or filing that either individually or in the aggregate would not have a Material Adverse Effect. Subject to the accuracy of the representations and warranties of each Purchaser set forth in ARTICLE II hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Common Stock, (ii) the issuance of the Warrants, and (iii) the issuance of the Warrant Shares, from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchaser pursuant to this Agreement or the other Transaction Documents.

3.5  Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the Company's knowledge or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

3.6  Disclosure. No information relating to or concerning the Company set forth in this Agreement contains an untrue statement of a material fact. The Company has not omitted to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company which has not been publicly disclosed.

3.7  No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

3.8  No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser.

3.9  No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby.

ARTICLE IV
COVENANTS

4.1  Reasonable Efforts. The parties shall use their commercially reasonable efforts to timely satisfy each of the conditions described in ARTICLES VI and VII of this Agreement and to seek its Board of Directors' approval of this Agreement.

4.2  Securities Laws; Disclosure; Press Release. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws of the states of the United States.

4.3  Reservation of Common Stock. The Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares.

4.4  Corporate Existence. So long as any Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

4.5  Hedging Transactions. No Purchaser has an existing short position with respect to the Company’s Common Stock. Each Purchaser agrees not to, directly or indirectly, enter into any short sales with respect to the Common Stock prior to the date on which such Purchaser is entitled to sell, transfer the number of shares of Common Stock as to which such Purchaser proposes to establish a short position.

ARTICLE V
LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

5.1  Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction or (d) such Security can be sold pursuant to Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale, or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

5.2  Transfer Agent Instructions. The Company agrees that following the effective date of the registration statement or at such time as such legend is no longer required under Section 5.1, it will, no later than ten (10) days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Warrant Shares issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of each Purchaser or its nominee for the Warrant Shares in such amounts determined in accordance with the terms of the Warrants. The Company covenants that no instruction other than such instructions referred to in this ARTICLE V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the Warrant Shares prior to registration of the Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this ARTICLE V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this ARTICLE V, that a Purchaser shall be entitled, in addition to all other available remedies to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE VI
CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

6.1  Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Common Stock and Warrants to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

(i)  Such Purchaser shall have executed and delivered the signature page to this Agreement;

(ii)  Such Purchaser shall have wired its aggregate Purchase Price set forth on Schedule 1 hereto to the Company;

(iii)  The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing;

(iv)  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement; and

(v)  The Company shall have obtained all waivers, authorizations, approvals and consents needed to consummate the transaction contemplated by this Agreement which the Company agrees to diligently procure.

ARTICLE VII
CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

7.1  The obligation of each Purchaser hereunder to purchase the Common Stock and Warrants to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

(i)  The Company shall have executed and delivered the signature page to this Agreement;

(ii)  The Company shall have delivered to the Purchaser duly issued certificates for the Common Stock and Warrants being so purchased by Purchaser at the Closing;

(iii)  The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing; and

(iv)  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VIII
GOVERNING LAW; MISCELLANEOUS

8.1  Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the Maryland General Corporation Law (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 8.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to a trial by jury under applicable law.

8.2  Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

8.3  Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.4  Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

8.5  Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

8.6  Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

if to the Company:

China Power Equipment, Inc.
11 East 86th Street
Suite 19B
New York, NY 10028
Attention: Michael Segal

If to the Purchasers:

Seaside Capital II, LLC
c/o William J. Ritger
750 Ocean Royale Way, # 805
Juno Beach, FL 33408

Each party shall provide notice to the other parties of any change in address.

8.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

8.8  Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.9  Survival; Indemnification. The representations and warranties of the Company and the agreements and covenants shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred. The representations and warranties of the Purchasers shall survive the Closing hereunder and each Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates from and against any and all Losses arising as a result of the breach of such Purchaser's representations and warranties.

8.10  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.11  Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

8.12  Final Agreement. This Agreement, when executed by the parties hereto, shall constitute the final agreement between the parties and upon such execution Purchasers and the Company accept the terms hereof and have no cause of action against each other for prior negotiations preceding the execution of this Agreement.

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

CHINA POWER EQUIPMENT, INC.

By:
Name:	Yongxing Song
Title:	Chief Executive Officer

PURCHASERS: Seaside Capital II. LLC

$ 100,000.00
Signature

William J. Ritger, Manager
Name Typed or Printed

Address:	Seaside Capital II. LLC , c/o William J. Ritger
750 Ocean Royale Way, # 805
Juno Beach, FL 33408
Telephone: 732-682-4950

$________________
Signature
Number of Securities: ____________

Name Typed or Printed

Address:	______________________
______________________
______________________
Telephone: _____________

LIST OF EXHIBITS

EXHIBIT A - FORM OF WARRANT

EXHIBIT B - ACCREDITED INVESTOR QUESTIONNAIRE

Exhibit A
to
Common Stock and Warrant Purchase Agreement

FORM OF WARRANT

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”). THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

CHINA POWER EQUIPMENT, INC.

COMMON STOCK WARRANT

No. 6	January__, 2008

CHINA POWER EQUIPMENT, INC., a Maryland corporation (the “Company”), hereby certifies that _____ Seaside Capital II. LLC _, its permissible transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company at any time (the “Effective Date”) and terminating on the third anniversary of the date hereof (the “Termination Date”) up to 434,800 shares (each, a “Share” and collectively the “Shares”) of the Company’s common stock, $.001 par value per Share (the “Common Stock”) at an exercise price of $1.00 per share. In the aggregate, the number of Shares of Common Stock for which the warrant can be exercisable should be no more that 5 million shares.

1. Exercise of Warrant.

(a)    The purchase right represented by this Common Stock Warrant (this "Warrant") is exercisable, in whole or in part, at any time and from time to time from and after the Effective Date through and including the Termination Date.

(b)    Upon presentation and surrender of this Warrant, accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the “Election to Purchase”) duly executed, at the principal office of the Company currently located at YASEN INDUSTRY CENTER, 4TH FLOOR, NO.15 GAO XIN 6TH ROAD, HI-TECH INDUSTRIAL DEVELOPMENT ZONE , XI'AN, SHAANXI, CHINA 710075, (or such other office or agency of the Company within the United States as the Company may designate to the Holder) together with a check payable to, or wire transfer to, the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company’s transfer agent, as the case may be, shall within three (3) business days deliver to the Holder hereof certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the purchase rights represented by this Warrant may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company’s expense deliver to the Holder a new warrant entitling said holder to purchase the number of Shares represented by this Warrant which have not been exercised. This Warrant may only be exercised to the extent the Company has a sufficient number of Shares of Common Stock available for issuance at the time of any exercise.

2. Warrant.

(a)    Exchange, Transfer and Replacement. At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b)    Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c)    Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant shall be promptly canceled by the Company. The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 2.

(d)    Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

3. Rights and Obligations of Holders of this Warrant. The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of this Warrant, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

4. Registration Rights.

(a) The Company, for a period of two years, will give written notice to each Holder of this Warrant or shares of Common Stock issued upon exercise of this Warrant (“Warrant Shares”) not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through a merger, consolidation, acquisition of assets, or exchange of securities), covering any Common Stock or other securities of the Company, and will afford the Holder the opportunity to have included in such registration statement all or such part of the Warrant Shares issued or issuable upon exercise of this Warrant, as may be designated by written notice to the Company not later than ten days following receipt of such notice from the Company. The Company shall be entitled to exclude the Warrant Shares held by or issuable to the Holder from any one, but not more than one, such registration if either the Company or the underwriter in connection with offering to be made pursuant to such registration statement in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Company. Notwithstanding the foregoing, the Company shall not be entitled to exclude the Warrant Shares held by or issuable to the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the Warrant Shares held by or issuable to the Holder on a pro-rata basis in the proportion that the number of Warrant Shares of Common Stock held by or issuable to the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this Section (3)(e), and all rights of any holder under this Section (3)(e) shall terminate after the holder has included shares of Common Stock in two registration statements pursuant to this Section (3)(e).

(b) The Company will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of Section 5(a), including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

5. Fractional Shares. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price.

6. Legends. Prior to issuance of the shares of Common Stock underlying this Warrant, all such certificates representing such shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the 1933 Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

7. Disposition of Warrants or Shares; Lockup.

(a) The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act of 1933, as amended. Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

(b) The Holder may not, without obtaining the prior written consent of the Company, directly or indirectly sell, offer to sell, grant an option for the sale of, transfer, assign, hypothecate, pledge, distribute or otherwise dispose of or encumber any Warrant Shares or any beneficial interest therein until at least 150 days following the exercise of Warrant; provided, however, immediately upon the exercise of Warrant a Holder may sell up to 10% of the Warrant Shares issued to such Holder upon exercise of this Warrant, after the expiration of 90 days after the exercise of Warrant a Holder may sell up to 30% of the Warrant Shares issued to such Holder upon exercise of this Warrant, and after the expiration of 120 days following the Effective Date a holder may sell up to an additional 30% of the Warrant Shares issued to such Holder..

8. Merger or Consolidation. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

9. Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery. Any such notice shall be deemed to have been given (a) on the business day immediately following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice. All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 10):

if to the Company:
China Power Equipment, Inc.
11 East 86th Street
Suite 19B
New York, NY 10028
Attention: Michael Segal

If to the Holder:
Seaside Capital II, LLC
c/o William J. Ritger
750 Ocean Royale Way, # 805
Juno Beach, FL 33408

Notwithstanding the time of effectiveness of notices set forth in this Section, an Election to Purchase shall not be deemed effectively given until it has been duly completed and submitted to the Company together with this original Warrant and payment of the Exercise Price in a manner set forth in this Section.

10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed in the State of Maryland.

11. Successors and Assigns. This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

12. Headings. The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

13. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

14. Modification and Waiver. This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

15. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

16. Assignment. Subject to prior written approval by the Company, this Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant, as Exhibit B hereto, and, upon the Company’s receipt hereof, and in any event, within three (3) business days thereafter, the Company shall issue a warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

(signature page immediately follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

Date: January __, 2008	CHINA POWER EQUIPMENT, INC. By:____________________________________ Name: Yongxing Song Title: President

EXHIBIT A
TO
WARRANT CERTIFICATE

ELECTION TO PURCHASE

To Be Executed by the Holder
in Order to Exercise the Warrant

The undersigned Holder hereby elects to purchase _______ Shares pursuant to the attached Warrant, and requests that certificates for securities be issued in the name of:

__________________________________________________
(Please type or print name and address)

(Social Security or Tax Identification Number)

and delivered
to:
                                         .
(Please type or print name and address if different from above)

If such number of Shares being purchased hereby shall not be all the Shares that may be purchased pursuant to the attached Warrant, a new Warrant for the balance of such Shares shall be registered in the name of, and delivered to, the Holder at the address set forth below.

In full payment of the purchase price with respect to the Shares purchased and transfer taxes, if any, the undersigned hereby tenders payment of $__________ by check, money order or wire transfer payable in United States currency to the order of CHINA POWER EQUIPMENT, INC.

HOLDER: By:_____________________________________ Name: Title: Address:
Dated:_______________________

EXHIBIT B
TO
WARRANT

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _____________ the right represented by the within Warrant to purchase ______ shares of Common Stock of China Power Equipment, Inc., a Maryland corporation, to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of China Power Equipment, Inc., a Maryland corporation, with full power of substitution of premises.

Dated:	By:_______________________________ Name: Title: (signature must conform to name of holder as specified on the fact of the Warrant)
Address:

Signed in the presence of:

Dated:

Exhibit B
To
Common Stock and Warrant Purchase Agreement

ACCREDITED INVESTOR QUESTIONNAIRE

CHINA POWER EQUIPMENT, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

ITEM 1.    All Accredited Investors must initial the following line:

________(a) I understand that the representations contained in this Questionnaire are made for the purpose of qualifying me as an accredited investor as that term is defined pursuant to Regulation D under the Securities Act of 1933 for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements initialed below are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

ITEM 2.    Accredited individual investors must initial one or more of the following three statements:

________(a) I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

________(b) I certify that I am an accredited investor because I had individual income (inclusive of any income attributable to my spouse) of more than $300,000 in each of the most recent two years and I reasonably expect to have an individual income (inclusive of any income attributable to my spouse) in excess of $300,000 for the current year.

________(c) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this questionnaire, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

ITEM 3.    Accredited partnerships, corporations, or other entities which are not trusts must initial at least one of the following statements:

________(a) The Subscriber hereby certifies that all of the equity owners of the Subscriber are accredited individual investors as defined in either Item 2(a), 2(b) or 2(c) above. Item 5 must be completed by all equity owners.

________(b) The Subscriber hereby certifies that it is a "bank," "savings and loan association," or "insurance company" as defined in the Act.

________(c) The Subscriber hereby certifies that it is an "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974 (a "Plan") that has total assets in excess of $5,000,000.

________(d) The Subscriber hereby certifies that it is a Plan whose investment decisions, including the decision to subscribe for the Shares, are made solely by (i) a "plan fiduciary" as defined in the Employee Retirement Income Security Act of 1974, which includes a bank, a savings and loan association, an insurance company or a registered investment adviser, or (ii) an "accredited investor" as defined under Rule 501(a) under the Act, for a self-directed plan.

________(e) The Subscriber hereby certifies that it is a broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

________(f) The Subscriber hereby certifies that it is an investment company registered under, or a "business development company" as defined in, the Investment Company Act of 1940.

________(g) The Subscriber hereby certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958.

________(h) The Subscriber hereby certifies that it is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $5,000,000.

________(i) The Subscriber hereby certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

________(j) The Subscriber hereby certifies that it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

ITEM 4.    Accredited trusts must initial one of the following two statements:

________(a) The trustee of the trust Subscriber hereby certifies that the trust has total assets in excess of $5,000,000, the trust was not formed for the specific purpose of acquiring the Shares whose purchase is directed by a "sophisticated person" as described in Rule 506(b)(2)(ii) under the Act.

________(b) The trustee of the trust Subscriber hereby certifies that all settlors and beneficiaries of the trust are accredited individual investors as defined in either Item 2(a), 2(b) or 2(c) above. Item 5 must be completed by all equity owners.

ITEM 5.	Accredited corporations, partnerships, trusts or other entities choosing Item.3(a) OR Item.4(b) above must provide the following information:

The Subscriber hereby certifies that set forth below is a complete list of all own-ers of equity in ________________________________ [name of entity], a _____________________________ [type of entity] formed pursuant to the laws of the State of ________________________. The Subscriber also certifies that each such owner has initialed the space opposite his/her name and that each such owner understands that by initialing that space he/she is representing that he/she is an accredited individual in-vestor satisfying the test for accredited individual investors indi-cated under Item 2 above.

Name of Equity Owner	Type of Accredited Investor	Initials

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

List of Schedules
to
Common Stock and Warrant Purchase Agreement

Schedule 1 -     List of Investors

Schedule 2 -     Company Disclosure Schedules

Schedule 3 -     Capitalization

SCHEDULE 1
TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT

LIST OF INVESTORS

Investor Name and Address and Telephone Number	Shares of Common Stock	Warrant Shares	Aggregate Purchase Price
Seaside Capital II. LLC , 750 Ocean Royale Way, # 805, Juno Beach, FL 33408 732-682-4950	434,800	434,800	$100,000.00

Totals:

SCHEDULE 2
TO
COMMON STOCK AND WARRANT PURCHASE AGREEMENT

COMPANY DISCLOSURE SCHEDULES

None.

SCHEDULE 3
TO
COMMON STOCK AND WARRANT PURCHASE AGREEMENT

CAPITALIZATION
AS OF January 4 , 2007

Number of Shares
Authorized Stock as:
Common Stock:	100,000,000
Series A Preferred	5,000,000
Blank Check Preferred Stock	5,000,000
Outstanding Stock:
Common Stock:	10,451,613
Series A Preferred	92,500
Blank Check Preferred Stock	0
Stock Options:	0
Warrants:	92,500 (1)

(1) Each warrant entitles the holder to purchase 43.98 share of Common Stock at the exercise price of $1.00 per share.